UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 16, 2001
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                   1-4389               06-1534213
  (State or Other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)             File No.)          Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         On November 16, 2001, Applera Corporation ("Applera") completed its acquisition (the "Acquisition") of Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"). Pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of June 12, 2001, among Applera, Axys, and Angel Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Applera ("Merger Sub"), Merger Sub merged with and into Axys, with Axys surviving the merger as a wholly-owned subsidiary of Applera.

         Applera hereby amends Item 7 to its Current Report on Form 8-K filed on November 29, 2001, in order to include the financial statements and pro forma financial information with respect to the Acquisition required by Item 7(a) and
Item 7(b) of Form 8-K.

         (a)  Financial Statements of Business Acquired.

         The audited financial statements and notes thereto of Axys as of December 31, 2000 and for the year then ended and the unaudited financial statements of Axys for the quarter ended June 30, 2001 which are required by paragraph (a) of Item 7 of Form 8-K with respect to the Acquisition are incorporated herein by reference to Applera Registration Statement on Form S-4 (No. 333-64788) and included as
         Exhibit 99.2 hereto.

         (b)  Pro Forma Financial Information.

         The pro forma financial information required by paragraph (b) of Item 7 of Form 8-K with respect to the Acquisition is filed as part of this Current Report on Form 8-K/A as Exhibit 99.3.

         (c) Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K/A:

          Exhibit No.             Description

              2.1 Agreement and Plan of Merger dated as of June 12, 2001 (incorporated by reference to Exhibit 2.1 to Applera Corporation's Registration Statement on Form S-4 (No. 333-64788)).**

              23.1 Consent of Ernst & Young LLP (regarding Axys Pharmaceuticals, Inc.).*

              99.1 Press Release issued November 16, 2001 (incorporated by reference to Exhibit 99 to Applera Corporation's Form 8-K filed on November 19, 2001 (No. 1-04389)).**

              99.2 Audited financial statements and notes thereto of Axys as of December 31, 2000 and for the year then ended and the unaudited financial statements of Axys as of June 30, 2000 and for the six and three month periods then ended (incorporated by reference to Applera Corporation's Registration Statement on Form S-4 (No. 333-64788)).

              99.3 Unaudited Pro Forma Consolidated and Consolidating Financial Statements.*

              ----------------------
              * Filed herewith.
              ** Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLERA CORPORATION



                                         By:       /s/ Dennis L. Winger
                                             --------------------------------
                                               Dennis L. Winger
                                               Senior Vice President and
                                               Chief Financial Officer









Dated:  January 30, 2002

                                  EXHIBIT INDEX

          Exhibit No.             Description

              2.1 Agreement and Plan of Merger dated as of June 12, 2001 (incorporated by reference to Exhibit 2.1 to Applera Corporation's Registration Statement on Form S-4 (No. 333-64788)).**

              23.1 Consent of Ernst & Young LLP (regarding Axys Pharmaceuticals, Inc.).*

              99.1 Press Release issued November 16, 2001 (incorporated by reference to Exhibit 99 to Applera Corporation's Form 8-K filed on November 19, 2001 (No. 1-04389)).**

              99.2 Audited financial statements and notes thereto of Axys as of December 31, 2000 and for the year then ended and the unaudited financial statements of Axys as of June 30, 2000 and for the six and three month periods then ended (incorporated by reference to Applera Corporation's Registration Statement on Form S-4 (No. 333-64788)).

              99.3 Unaudited Pro Forma Consolidated and Consolidating Financial Statements.*

              ----------------------
              * Filed herewith.
              ** Previously filed.